UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

__________________

February 13, 2015

Date of Report (Date of Earliest event reported)

ENERGIZER TENNIS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-182199	99-0377575
(State or other Jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 3, 219 Bow Road Docklands, London E3 2SJ, United Kingdom
(Address of principal executive offices)

Registrant's telephone number, including area code:	+44 203 086 8131

                             N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

References throughout this Amended Current on Form 8-K to “we”, “our”, “us”, “the Company” and similar terms refer to Energizer Tennis, Inc., unless otherwise expressly stated or the context otherwise requires.

On February 17, 2015, we filed a Current Report on Form 8-K (the “Original Report”) to report the Company’s Board of Director’s declaration of stock dividend payable as Thirty-for-One forward split of the Company’s Common Stock to the Company’s Stockholders.  The Board of Directors set a Record Date of March 3, 2015 and an Effective Date and Payment Date of March 5, 2015.  Subsequent to the filing of the Original Report, the Company determined that the Record Date should be changed to March 5, 2015 and the Effective Date and Payment Date should be changed to March 7, 2015 and we caused an Amended Current Report on Form 8-K/A (Amendment No.1) to be filed on February 26, 2015.  On March 9, 2015, the Financial Industry Regulatory Authority (FINRA) approved the Thirty-for-One forward split with a Record Date of March 5, 2015 and an Effective Date and Payment Date of March 10, 2015.  Item 8.01 below, of the Original Report has been revised to reflect the change of Effective Date and Payment Date as approval by FINRA.

ITEM 8.01 – OTHER EVENTS.

On February 13, 2015, the Board of Directors unanimously approved resolutions whereby the shareholders of Energizer Tennis, Inc. (the “Company”) will receive a dividend payable as a Thirty-for-One (30-for-1) forward split of the issued and outstanding shares of Common Stock of the Company pursuant to Section 78.215 of the Nevada Revised Statutes.  Pursuant to NRS78.215 and consistent with the Company’s Articles of Incorporation, there is no shareholder approval required for this action.  The Record Date of the Forward Split is March 5, 2015 and the Effective Date and Payment Date are March 10, 2015, with an ex-dividend date of March 11, 2015. The dividend to be paid to the shareholders of record does not require the shareholders to surrender their existing share certificates.  New certificates for the dividend shares will be issued by the Transfer Agent.

Pursuant to FINRA requirements, a “D” will be appended to the trading symbol for 20 business days commencing on March 10, 2015, such that the trading symbol will be EZRTD.  After the 20 business day period, the trading symbol will revert to EZRT.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

(d)

Exhibits

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2015 ENERGIZER TENNIS, INC. By: /s/ Robert Thompson Name: Robert Thompson Title: Chief Executive Officer/President